1933 Act File No.	33-43472
1940 Act File No.	811-6447

Form N-1A

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	55

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	55

FEDERATED FIXED INCOME SECURITIES, INC.
(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
 (Address of Principal Executive Offices)

(412) 288-1900
 (Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire
Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X	on	November 26, 2010	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
	on		pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on		pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Federated Municipal Ultrashort Fund

A Portfolio of Federated Fixed Income Securities, Inc.

PROSPECTUS

 November 30, 2010   CLASS A SHARES (TICKER FMUUX)
   A mutual fund seeking to provide current income exempt from federal regular income tax by investing: (1) at least a majority of its assets in a portfolio of short-term, tax-exempt securities; and (2) at least 65% of its portfolio in investment-grade, tax-exempt securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


 Fund Summary Information

Federated Municipal Ultrashort Fund


RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income exempt from federal regular income tax.

Risk/Return Summary: Fees and Expenses

 This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 23.
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.60%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.22%
Fee Waivers and/or Expense Reimbursements[1]	0.42%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 30, 2011; or (b) the date of the Fund's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.
 Example

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$322
3 Years	$579
5 Years	$857
10 Years	$1,648

Portfolio Turnover

 The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations (AMT).

The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality) and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 35% of its assets. The Fund's investment adviser (“Adviser”) seeks to maintain a low degree of Share price fluctuation by generally limiting the Fund's dollar- weighted average portfolio duration to one year or less. Duration measures the sensitivity of a security's price to changes in interest rates. The Adviser may also continue to seek to maintain a low degree of Share price fluctuation and manage the Fund's average duration by investing in variable-rate demand notes, municipal notes and municipal auction rate securities as a core position in the Fund's portfolio.

The Adviser may seek higher returns than may be offered by a tax-exempt money market fund by generally investing in:

  short-term securities with maturities greater than one year;
  medium-quality securities; and/or
  noninvestment-grade securities.

Short-term securities generally include securities with maturities of no more than three years. The Fund also may invest in securities with maturities greater than three years, subject to the Fund generally limiting the Fund's dollar-weighted average portfolio duration to one year or less.  Medium-quality securities generally include investment-grade securities that are rated in the third and fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. Investment-grade securities are securities that receive investment grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” and “BBB” by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively. Tax-exempt securities rated “A” and “BBB” by Standard & Poor's are rated in the third (A) and fourth (BBB) highest rating categories and would be considered medium-quality securities by the Fund. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk.   Noninvestment-grade securities generally include securities rated below investment grade and unrated securities of comparable quality. For example, tax-exempt securities rated “BB” by Standard & Poor's would be noninvestment-grade securities.

The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds; special revenue bonds; private activity bonds; tax increment financing bonds; municipal mortgage-backed securities; planned amortization classes; variable rate demand instruments; municipal notes; municipal auction rate securities; and tax-exempt commercial paper. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.

The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies as more fully described in the Prospectus.

 The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable Share price.   What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risks. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on prices of fixed-income securities with longer durations.

  Credit Risks.There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Noninvestment-grade securities generally have a higher default risk than investment-grade securities.
  Liquidity Risks. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
  Tax Risks. In order to pay interest exempt from federal income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.
  Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
  Call Risks.The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
  Sector Risks. A substantial part of the Fund's portfolio also may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
  Risks Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade (which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
 The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

 The bar chart and performance table below reflect historical performance data for the Fund's Institutional Service Shares, which were changed to Class A Shares effective February 14, 2003. The Fund's Class A Shares commenced operations on October 24, 2000. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance

information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
 The Fund's Institutional Service Shares were sold without a sales charge (load). The Fund's Class A Shares are subject to a maximum front-end sales charge of 2.00%. The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. The total returns shown in the bar chart above, which are based upon net asset value, would have been lower if the front-end sales charge had been included.  The Fund's Class A Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 0.55%.  Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 1.55% (quarter ended March 31, 2001). Its lowest quarterly return was (0.19)% (quarter ended December 31, 2003).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

 (For the Period Ended December 31, 2009)
	1 Year	5 Years	Start of Performance (10/24/2000)
Fund:
Return Before Taxes	0.55%	2.11%	2.24%
Return After Taxes on Distributions	0.55%	2.11%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	0.86%	2.19%	2.26%
Barclays Capital 1-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	3.49%	3.42%	3.34%
Lipper Tax-Exempt Money Market Funds Classification Average[2]	0.16%	1.91%	1.60%

1	The Barclays Capital 1-Year Municipal Bond Index is the one-year (1-2) component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after December 31, 1990, with a minimum credit rating of at least Baa3 or BBB-, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $7 million and mature in at least one, but not more than two, years. The index also includes zero-coupon bonds and bonds subject to the alternative minimum tax (AMT).
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.
 Fund Management

The Fund's Investment Adviser is Federated Investment Management Company.

 Jeff A. Kozemchak, Senior Portfolio Manager, has been the Fund's portfolio manager since October 2000.  Purchase and Sale of Fund Shares  The minimum investment amount for the Fund's Class A Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum subsequent investment for Systematic Investment Programs is $50.  You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

 It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.  Payments to Broker-Dealers and Other Financial Intermediaries  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

What are the Fund's Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund invests its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. Interest from the Fund's investments may be subject to AMT.

The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities and may purchase securities rated below investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities up to 35% of its assets.

The Adviser, which actively manages the Fund's portfolio, seeks to maintain a low degree of Share price fluctuation by generally limiting the Fund's dollar-weighted average portfolio duration to one year or less. Duration measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates.

The following illustrative example is intended to demonstrate the effect that “duration” may have on a mutual fund portfolio. Assume that a mutual fund's dollar-weighted average duration is one year at a particular point in time, and that a relevant interest rate on that same date was 1.0%, then: (a) if interest rates rise to 1.5% over a 12-month period, the mutual fund's net asset value (NAV) theoretically would decline by 0.50%; and (b) if interest rates decline to 0.5% over a 12-month period, the mutual fund's NAV theoretically would increase by 0.50%. The foregoing example is based on the understanding that duration generally represents the potential change in value given a 100 basis point (1.00%) change in a relevant interest rate, and assumes that all relevant factors (e.g., dollar-weighted average duration, portfolio securities and structure and other factors that could affect the value of a mutual fund), other than interest rates, remain the same.

The Adviser may also continue to seek to maintain a low degree of Share price fluctuation and manage the Fund's average duration by investing in variable-rate demand notes and municipal notes as a core position in the Fund's portfolio.

The Adviser may seek higher returns than may be offered by a tax-exempt money market fund by generally investing in:

  short-term securities with maturities greater than one year;
  medium-quality securities; and/or
  noninvestment-grade securities.

Short-term securities generally include securities with maturities of no more than three years. The Fund also may invest in securities with maturities greater than three years, subject to the Fund generally limiting the Fund's dollar-weighted average portfolio duration to one year or less.

 Medium-quality securities generally include investment-grade securities that are rated in the third and fourth highest rating category by an NRSRO and unrated securities of comparable quality. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” and “BBB” by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively. Tax-exempt securities rated “A” and “BBB” by Standard & Poor's are rated in the third (A) and fourth (BBB) highest rating categories and would be considered medium-quality securities by the Fund. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk.  Noninvestment-grade securities generally include securities rated below investment-grade and unrated securities of comparable quality. For example, tax-exempt securities rated “BB” by Standard & Poor's would be noninvestment-grade securities.

The Fund is not a money market fund and is not subject to the special regulatory requirements (including, among others, maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

The amount of the Fund's assets invested in short-term, tax-exempt securities or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a change in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio.

The investment-grade securities in which the Fund invests may be subject to interest rate, credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement and economic risks, and the derivatives contracts and hybrid instruments in which the Fund invests generally are subject to these same risks, as well as the risks of investment in derivative contracts and hybrid instruments, all as described in this Prospectus. Medium-quality securities are subject to these same risks, and may be subject to higher credit risks than higher-quality, investment-grade, tax-exempt securities. Noninvestment-grade securities are subject to these same risks (including even higher credit risks), as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.

 The Adviser performs a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others): the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax-exempt securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

The Fund's investments in noninvestment-grade securities will be more dependent on the Adviser's credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example, and when appropriate, visit the site that the issuer of a private activity bond is developing with the proceeds of the offering; and generally will engage in discussions with the issuer regarding the offering.

Within the Fund's goal to generally limit the Fund's dollar-weighted average portfolio duration to one year or less, the Adviser may further manage interest rate risk by lengthening or shortening duration from time to time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions in analyzing a variety of factors, such as (among others):

  current and expected U.S. growth;
  current and expected interest rates and inflation;
  the Federal Reserve's monetary policy; and
  changes in the supply of or demand for U.S. government securities.
 The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
  increase or decrease the effective duration of the Fund portfolio;
  obtain premiums from the sale of derivative contracts;
  realize gains from trading a derivative contract; or
  hedge against potential losses.

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of its net assets are in tax-exempt securities or at least 80% of its annual interest income is exempt from federal regular income tax. The Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund's investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent to fail to meet its investment objectives.

What are the Principal Securities in Which the Fund Invests?

 The following provides general information on the types of securities or other investments in which the Fund principally invests. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.  TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.

 The following describes the principal types of tax-exempt securities in which the Fund may invest:  General Obligation Bonds (A Type of Tax-Exempt Security)

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds (A Type of Tax-Exempt Security)

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality

 may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.  Private Activity Bonds (A Type of Special Revenue Bond)

Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company's loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.

 Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).  The interest on many types of private activity bonds is subject to AMT. The Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds (A Type of Tax-Exempt Security)

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)

Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Interests in pools of adjustable-rate mortgages are known as ARMs. Municipal mortgage-backed securities generally have fixed interest rates.

Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.

 Variable Rate Demand Instruments (A Type of Tax-Exempt Security)   Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “conditional,” so that the occurrence of certain conditions discharges the Demand Provider's obligation to repurchase the security. Other variable rate demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “synthetic” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.  Municipal Notes (A Type of Tax-Exempt Security)

Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Auction Rate Securities (A Type of Tax-Exempt Security)

Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28, 35 or 49 days) by means of a “Dutch Auction” or similar competitive process. These securities may be referred to as “municipal auction rate notes.” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “failed auction” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “maximum interest rate” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate and may be dependent on other factors, such as the credit rating of the securities at the time of auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.  Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)  Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Option Contracts (A Type of Derivative)

 Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or “exercises”) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.  Swap Contracts (A Type of Derivative)  A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, and caps and floors.  OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES  Credit Enhancement

The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

 Hybrid InstrumentsHybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Delayed Delivery Transactions

 Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.  Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investment Ratings for Investment-Grade Securities

The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, an NRSRO, assigns ratings to investment-grade securities (“AAA,” “AA,” “A” and “BBB”) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (“default”) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

 If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

What are the Specific Risks of Investing in the Fund?  The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests. The Fund may invest in other types of securities or investments as non-principal investments. Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.   INTEREST RATE RISKS  Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

 Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).  CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. If an issuer defaults, the Fund will lose money.

 Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service, Inc. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.   Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk.

Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.   Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.     LIQUIDITY RISKS   Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.   Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.   OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.  Tax Risks

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to the AMT.

Leverage Risks

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.  CALL RISKS   Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.   SECTOR RISKS   A substantial part of the Fund's portfolio may be comprised of securities issued or credit-enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.   PREPAYMENT RISKS   Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.  For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.

Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.  Credit Enhancement Risk   The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.   A single enhancement provider may provide credit enhancement to more than one of the Fund's investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.   Risks Associated with Noninvestment-Grade Securities   Securities rated below investment grade (i.e., noninvestment-grade securities or unrated securities of comparable quality), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 35% of its assets.   RISKS RELATED TO THE ECONOMY   Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

 Risks of Investing in Derivative Contracts and Hybrid Instruments   The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, liquidity and leverage risks.

What Do Shares Cost?  CALCULATION OF NET ASSET VALUE  When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (public offering price). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (“Board”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

 Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Fair Valuation and Significant Events ProceduresThe Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the

Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
 The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information - Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge
Class A Shares	$1,500/$100	2.00%	None

1	The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)

SALES CHARGE WHEN YOU PURCHASE

The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	2.00%	2.04%
$50,000 but less than $100,000	1.75%	1.78%
$100,000 but less than $250,000	1.50%	1.52%
$250,000 or greater	0.00%	0.00%

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.

You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

 In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.   In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares only, may be reduced or eliminated by:

Larger Purchases

  purchasing Class A Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

  Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
 Letter of Intent
  Signing a letter of intent to purchase a qualifying amount of Class A Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
 ELIMINATING The SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
  through a financial intermediary that did not receive a dealer reallowance on the purchase;
  with reinvested dividends or capital gains;
  as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
  as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);
  as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

    pursuant to the exchange privilege.
   The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

  How is the Fund Sold?

   The Fund offers two Share classes: Class A Shares and Institutional Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Class A Shares. All Share classes have different sales charges and other expenses which affect their performance. The additional class of Shares, which is offered by separate prospectus, may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. A shareholder in the Fund's Class A Shares may convert their Shares into Institutional Shares of the Fund if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the Institutional Shares or to convert your Shares.  The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries. The Fund may not be a suitable investment for retirement plans. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

  Payments to Financial Intermediaries

  The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

  FRONT-END SALES CHARGE REALLOWANCES

  The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

  When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:

Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	2.00%
$50,000 but less than $100,000	1.75%
$100,000 but less than $250,000	1.50%
$250,000 or greater	0.00%

   RULE 12b-1 FEES  The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

  SERVICE FEES

  The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

  ACCOUNT ADMINISTRATION FEES

  The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

  RECORDKEEPING FEES

  The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

  NETWORKING FEES

  The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

   ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.  These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

  How to Purchase Shares

   You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.  Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

  THROUGH A FINANCIAL INTERMEDIARY

    Establish an account with the financial intermediary; and
    Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
   You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is

  received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.

  Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

  DIRECTLY FROM THE FUND

    Establish your account with the Fund by submitting a completed New Account Form; and
    Send your payment to the Fund by Federal Reserve wire or check.
   You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's Transfer Agent.   An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.  By Wire  To facilitate processing your order, please call the Fund before sending the wire.

  Send your wire to:

    State Street Bank and Trust Company
  Boston, MA
  Dollar Amount of Wire
  ABA Number 011000028
  BNF: 23026552
  Attention: Federated EDGEWIRE
  Wire Order Number, Dealer Number or Group Number
  Nominee/Institution Name
  Fund Name and Number and Account Number    You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check

  Make your check payable to The Federated Funds, note your account number on the check, and send it to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

  THROUGH AN EXCHANGE

  You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

   BY SYSTEMATIC INVESTMENT PROGRAM (SIP)  Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.

  BY AUTOMATED CLEARING HOUSE (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

  How to Redeem and Exchange Shares

  You should redeem or exchange Shares:

    through a financial intermediary if you purchased Shares through a financial intermediary; or
    directly from the Fund if you purchased Shares directly from the Fund.

  Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

  THROUGH A FINANCIAL INTERMEDIARY

  Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

  DIRECTLY FROM THE FUND

  By Telephone

  You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

  If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

  By Mail

  You may redeem or exchange Shares by sending a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  Send requests by private courier or overnight delivery service to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  All requests must include:

    Fund Name and Share Class, account number and account registration;
    amount to be redeemed or exchanged;
    signatures of all shareholders exactly as registered; and
    if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your financial intermediary or the Fund if you need special instructions.

  Signature Guarantees

  Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

    your redemption will be sent to an address other than the address of record;
    your redemption will be sent to an address of record that was changed within the last 30 days;
    a redemption is payable to someone other than the shareholder(s) of record; or
    transferring into another fund with a different shareholder registration.
    A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.  PAYMENT METHODS FOR REDEMPTIONS

  Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

    an electronic transfer to your account at a financial institution that is an ACH member; or
    wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

  Redemption In-Kind

  Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

  LIMITATIONS ON REDEMPTION PROCEEDS

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

    to allow your purchase to clear (as discussed below);
    during periods of market volatility;
    when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
    during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
   If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.  In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
    when the NYSE is closed, other than customary weekend and holiday closings;
    when trading on the NYSE is restricted, as determined by the SEC; or
    in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

  EXCHANGE PRIVILEGE

  You may exchange Shares of the Fund into Shares of the same class of another Federated fund. To do this, you must:

    ensure that the account registrations are identical;
    meet any applicable minimum initial investment requirements; and
    receive a prospectus for the fund into which you wish to exchange.

  An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

  The Fund may modify or terminate the exchange privilege at any time.

  Systematic Withdrawal/Exchange Program  You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.  Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

  ADDITIONAL CONDITIONS

  Telephone Transactions

  The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  Share Certificates

  The Fund does not issue share certificates.

  Account and Share Information

  CONFIRMATIONS AND ACCOUNT STATEMENTS

   You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions dividends and capital gains paid.  DIVIDENDS AND CAPITAL GAINS

  The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

  In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

  If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

  If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

   Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders - Source of Distributions” link under “Related Information.”  ACCOUNTS WITH LOW BALANCES

  Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

  TAX INFORMATION

  The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

  FREQUENT TRADING POLICIES

  Given the short-term nature of the Fund's investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

  PORTFOLIO HOLDINGS INFORMATION

   Information concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration) and percentage breakdowns of the portfolio by credit quality and sector.   To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.   You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Products” section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.   In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

  Who Manages the Fund?

  The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

   The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.   The Adviser advises approximately 101 fixed-income and money market mutual funds as well as a variety of customized, separately managed accounts, which totaled approximately $287.2 billion in assets as of December 31, 2009.  PORTFOLIO MANAGEMENT INFORMATION

  Jeff A. Kozemchak

   Jeff A. Kozemchak has been the Fund's Portfolio Manager since October 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and an M.S. in Industrial Administration from Carnegie Mellon University in 1987.  The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

  ADVISORY FEES

  The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

   A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated September 30, 2010.

  Legal Proceedings  Since February 2004, Federated and related entities (collectively, “Federated”) have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Funds”).   Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

  Financial Information

  FINANCIAL HIGHLIGHTS

  The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

   This information for the fiscal year ended September 30, 2010, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. As described in the Annual Report, the information for the prior years was audited by Ernst & Young LLP, another independent registered public accounting firm, which issued an unqualified opinion.   On May 14, 2010, the Fund's Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2010. On the same date, the Fund's former auditor, Ernst & Young LLP, resigned. See the Fund's Annual Report for further information regarding the change in independent registered public accounting firm.

  Financial Highlights - Class A Shares

   (For a Share Outstanding Throughout Each Period)
Year Ended September 30	2010[1]	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.02	$9.92	$10.02	$10.05	$10.05
Income From Investment Operations:
Net investment income	0.06	0.21	0.33	0.33	0.29
Net realized and unrealized gain (loss) on investments	0.02	0.10	(0.11)	(0.03)	(0.00)[2]
TOTAL FROM INVESTMENT OPERATIONS	0.08	0.31	0.22	0.30	0.29
Less Distributions:
Distributions from net investment income	(0.06)	(0.21)	(0.32)	(0.33)	(0.29)
Net Asset Value, End of Period	$10.04	$10.02	$9.92	$10.02	$10.05
Total Return[3]	0.81%	3.21%	2.27%	3.01%	2.89%
Ratios to Average Net Assets:
Net expenses	0.80%	0.80%[4]	0.80%[4]	0.80%	0.80%
Net investment income	0.61%	1.77%	3.12%	3.26%	2.76%
Expense waiver/reimbursement[5]	0.42%	0.44%	0.45%	0.50%	0.49%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,982,542	$2,543,523	$566,536	$67,502	$81,366
Portfolio turnover	37%	44%	123%	52%	46%
1	Beginning with the year ended September 30, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.80% and 0.80% for the years ended September 30, 2009 and 2008, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
    Further information about the Fund's performance is contained in the Fund's Annual Report, dated September 30, 2010, which can be obtained free of charge.

  Appendix A: Hypothetical Investment and Expense Information

  The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MUNICIPAL ULTRASHORT FUND - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.22%
MAXIMUM FRONT-END SALES CHARGE: 2.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$490.00	$10,290.00	$321.82	$10,170.44
2	$10,170.44	$508.52	$10,678.96	$126.42	$10,554.88
3	$10,554.88	$527.74	$11,082.62	$131.20	$10,953.85
4	$10,953.85	$547.69	$11,501.54	$136.16	$11,367.91
5	$11,367.91	$568.40	$11,936.31	$141.31	$11,797.62
6	$11,797.62	$589.88	$12,387.50	$146.65	$12,243.57
7	$12,243.57	$612.18	$12,855.75	$152.19	$12,706.38
8	$12,706.38	$635.32	$13,341.70	$157.95	$13,186.68
9	$13,186.68	$659.33	$13,846.01	$163.92	$13,685.14
10	$13,685.14	$684.26	$14,369.40	$170.11	$14,202.44
Cumulative		$5,823.32		$1,647.73
   ^

   An SAI dated November 30, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.   These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

   You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

  Federated Municipal Ultrashort Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Investment Company Act File No. 811-6447

   Cusip 31417P866

  25681 (11/10)

    Federated is a registered mark of Federated Investors, Inc.
  2010  © Federated Investors, Inc.    ^

  Federated Municipal Ultrashort Fund

  A Portfolio of Federated Fixed Income Securities, Inc.

  PROSPECTUS

   November 30, 2010   INSTITUTIONAL SHARES (TICKER FMUSX)

  A mutual fund seeking to provide current income exempt from federal regular income tax by investing: (1) at least a majority of its assets in a portfolio of short-term, tax-exempt securities; and (2) at least 65% of its portfolio in investment-grade, tax-exempt securities.

  As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


   Fund Summary Information

  Federated Municipal Ultrashort Fund


  RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

  The Fund's investment objective is to provide current income exempt from federal regular income tax.

  Risk/Return Summary: Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.72%
Fee Waivers and/or Expense Reimbursements[1]	0.37%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.35%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.35% (the “Fee Limit”) through the later of (the “Termination Date”): (a) November 30, 2011; or (b) the date of the Fund's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

   Example

  This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

  1

   The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$74
3 Years	$230
5 Years	$401
10 Years	$894

  Portfolio Turnover

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

  What are the Fund's Main Investment Strategies?

  The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. Interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations (AMT).

  The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality) and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 35% of its assets. The Fund's investment adviser (“Adviser”) seeks to maintain a low degree of Share price fluctuation by generally limiting the Fund's dollar- weighted average portfolio duration to one year or less. Duration measures the sensitivity of a security's price to changes in interest rates. The Adviser may also continue to seek to maintain a low degree of Share price fluctuation and manage the Fund's average duration by investing in variable-rate demand notes, municipal notes and municipal auction rate securities as a core position in the Fund's portfolio.

  The Adviser may seek higher returns than may be offered by a tax-exempt money market fund by generally investing in:

    short-term securities with maturities greater than one year;
    medium-quality securities; and/or
    noninvestment-grade securities.
  2

  Short-term securities generally include securities with maturities of no more than three years. The Fund also may invest in securities with maturities greater than three years, subject to the Fund generally limiting the Fund's dollar-weighted average portfolio duration to one year or less.  Medium-quality securities generally include investment-grade securities that are rated in the third and fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. Investment-grade securities are securities that receive investment grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” and “BBB” by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively. Tax-exempt securities rated “A” and “BBB” by Standard & Poor's are rated in the third (A) and fourth (BBB) highest rating categories and would be considered medium-quality securities by the Fund. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk.   Noninvestment-grade securities generally include securities rated below investment grade and unrated securities of comparable quality. For example, tax-exempt securities rated “BB” by Standard & Poor's would be noninvestment-grade securities.

  The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds; special revenue bonds; private activity bonds; tax increment financing bonds; municipal mortgage-backed securities; planned amortization classes; variable rate demand instruments; municipal notes; municipal auction rate securities; and tax-exempt commercial paper. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.

  The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies as more fully described in the Prospectus.

   The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable Share price.   What are the Main Risks of Investing in the Fund?

  All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

    Interest Rate Risks. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on prices of fixed-income securities with longer durations.
  3

    Credit Risks.There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Noninvestment-grade securities generally have a higher default risk than investment-grade securities.
    Liquidity Risks. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
    Tax Risks. In order to pay interest exempt from federal income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.
    Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
    Call Risks.The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
    Sector Risks. A substantial part of the Fund's portfolio also may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
    Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
    Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same
  4

    enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
    Risks Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade (which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.
    Risks Related to the Economy. Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
    Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
   The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  Performance: Bar Chart and Table

  Risk/Return Bar Chart

   The bar chart and performance table below reflect historical performance data for the Fund's Institutional Shares. The Fund's Institutional Shares commenced operations on October 24, 2000. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
  5

    The Fund's Institutional Shares total return for the nine-month period from January 1, 2010 to September 30, 2010, was 0.89%.   Within the periods shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 1.64% (quarter ended March 31, 2001) Its lowest quarterly return was (0.08)% (quarter ended December 31, 2003).    Average Annual Total Return Table

  In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

   (For the Period Ended December 31, 2009)
	1 Year	5 Years	Start of Performance (10/24/2000)
Fund:
Return Before Taxes	3.04%	2.99%	2.91%
Return After Taxes on Distributions	3.04%	2.99%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	3.01%	2.90%
Barclays Capital 1-Year Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)	3.49%	3.42%	3.34%
Lipper Tax-Exempt Money Market Funds Classification Average[2]	0.16%	1.91%	1.60%
1	The Barclays Capital 1-Year Municipal Bond Index is the one-year (1-2) component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after December 31, 1990, with a minimum credit rating of at least Baa3 or BBB-, which have been issued as part of a deal of at least $75 million, have a maturity value of at least $7 million and mature in at least one, but not more than two, years. The index also includes zero coupon bonds and bonds subject to the alternative minimum tax (AMT).
2	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

  Fund Management

  The Fund's Investment Adviser is Federated Investment Management Company.

  6

   Jeff A. Kozemchak, Senior Portfolio Manager, has been the Fund's portfolio manager since October 2000.  Purchase and Sale of Fund Shares  The minimum initial investment amount for the Fund's Institutional Shares is generally $1,000,000 and there is no required minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.   You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

  Tax Information

   It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.  Payments to Broker-Dealers and Other Financial Intermediaries  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

  What are the Fund's Investment Strategies?

  While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

  The Fund invests its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. Interest from the Fund's investments may be subject to AMT.

  The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities and may purchase securities rated below investment grade (or unrated securities of comparable quality) without regard to the maturity of the securities up to 35% of its assets.

  7

  The Adviser, which actively manages the Fund's portfolio, seeks to maintain a low degree of Share price fluctuation by generally limiting the Fund's dollar-weighted average portfolio duration to one year or less. Duration measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates.

  The following illustrative example is intended to demonstrate the effect that “duration” may have on a mutual fund portfolio. Assume that a mutual fund's dollar-weighted average duration is one year at a particular point in time, and that a relevant interest rate on that same date was 1.0%, then: (a) if interest rates rise to 1.5% over a 12-month period, the mutual fund's net asset value (NAV) theoretically would decline by 0.50%; and (b) if interest rates decline to 0.5% over a 12-month period, the mutual fund's NAV theoretically would increase by 0.50%. The foregoing example is based on the understanding that duration generally represents the potential change in value given a 100 basis point (1.00%) change in a relevant interest rate, and assumes that all relevant factors (e.g., dollar-weighted average duration, portfolio securities and structure and other factors that could affect the value of a mutual fund), other than interest rates, remain the same.

  The Adviser may also continue to seek to maintain a low degree of Share price fluctuation and manage the Fund's average duration by investing in variable-rate demand notes and municipal notes as a core position in the Fund's portfolio.

  The Adviser may seek higher returns than may be offered by a tax-exempt money market fund by generally investing in:

    short-term securities with maturities greater than one year;
    medium-quality securities; and/or
    noninvestment-grade securities.

  Short-term securities generally include securities with maturities of no more than three years. The Fund also may invest in securities with maturities greater than three years, subject to the Fund generally limiting the Fund's dollar-weighted average portfolio duration to one year or less.

   Medium-quality securities generally include investment-grade securities that are rated in the third and fourth highest rating category by an NRSRO and unrated securities of comparable quality. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” and “BBB” by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively. Tax-exempt securities rated “A” and “BBB” by Standard & Poor's are rated in the third (A) and fourth (BBB) highest rating categories and would be considered medium-quality securities by the Fund. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk.
  8

  Noninvestment-grade securities generally include securities rated below investment-grade and unrated securities of comparable quality. For example, tax-exempt securities rated “BB” by Standard & Poor's would be noninvestment-grade securities.

  The Fund is not a money market fund and is not subject to the special regulatory requirements (including, among others, maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

  The amount of the Fund's assets invested in short-term, tax-exempt securities or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a change in a security's rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund's portfolio.

  The investment-grade securities in which the Fund invests may be subject to interest rate, credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement and economic risks, and the derivatives contracts and hybrid instruments in which the Fund invests generally are subject to these same risks, as well as the risks of investment in derivative contracts and hybrid instruments, all as described in this Prospectus. Medium-quality securities are subject to these same risks, and may be subject to higher credit risks than higher-quality, investment-grade, tax-exempt securities. Noninvestment-grade securities are subject to these same risks (including even higher credit risks), as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.

   The Adviser performs a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others): the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax-exempt securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.  The Fund's investments in noninvestment-grade securities will be more dependent on the Adviser's credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example, and when appropriate, visit the site that the issuer of a private activity bond is developing with the proceeds of the offering; and generally will engage in discussions with the issuer regarding the offering.Within the Fund's goal to generally limit the Fund's dollar-weighted average portfolio duration to one year or less, the Adviser may further manage interest rate risk by lengthening or shortening duration from time to time based on its interest rate outlook. If the Adviser expects interest rates to decline, it will generally lengthen the Fund's duration, and if the Adviser expects interest rates to increase, it will generally shorten the Fund's duration. The Adviser uses
  9

  hedging transactions for purposes of duration management. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions in analyzing a variety of factors, such as (among others):
    current and expected U.S. growth;
    current and expected interest rates and inflation;
    the Federal Reserve's monetary policy; and
    changes in the supply of or demand for U.S. government securities.
   The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
    increase or decrease the effective duration of the Fund portfolio;
    obtain premiums from the sale of derivative contracts;
    realize gains from trading a derivative contract; or
    hedge against potential losses.

  There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

  Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of its net assets are in tax-exempt securities or at least 80% of its annual interest income is exempt from federal regular income tax. The Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

  Temporary Investments

  The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund's investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent to fail to meet its investment objectives.

  10

  What are the Principal Securities in Which the Fund Invests?  The following provides general information on the types of securities or other investments in which the Fund principally invests. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.  TAX-EXEMPT SECURITIES

  Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

  Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.

   The following describes the principal types of tax-exempt securities in which the Fund may invest:  General Obligation Bonds (A Type of Tax-Exempt Security)

  General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

  Special Revenue Bonds (A Type of Tax-Exempt Security)

   Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.  Private Activity Bonds (A Type of Special Revenue Bond)Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity,
  11

  which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company's loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.  Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).  The interest on many types of private activity bonds is subject to AMT. The Fund may invest in bonds subject to AMT.

  Tax Increment Financing Bonds (A Type of Tax-Exempt Security)

  Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)

  Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Interests in pools of adjustable-rate mortgages are known as ARMs. Municipal mortgage-backed securities generally have fixed interest rates.

  Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.

  12

   Variable Rate Demand Instruments (A Type of Tax-Exempt Security)   Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “conditional,” so that the occurrence of certain conditions discharges the Demand Provider's obligation to repurchase the security. Other variable rate demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “synthetic” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.  Municipal Notes (A Type of Tax-Exempt Security)

  Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Municipal Auction Rate Securities (A Type of Tax-Exempt Security)

  Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28, 35 or 49 days) by means of a “Dutch Auction” or similar competitive process. These securities may be referred to as “municipal auction rate notes.” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “failed auction” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “maximum interest rate” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a
  13

  specified index or a fixed rate and may be dependent on other factors, such as the credit rating of the securities at the time of auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.  Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)  Tax-exempt commercial paper is a tax-exempt issuer's obligation with a maturity of less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  Derivative Contracts   Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.  Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

  The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

  Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

  14

  Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

  The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

  Futures Contracts (A Type of Derivative)

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

  Option Contracts (A Type of Derivative)

   Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or “exercises”) the option. A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.  Swap Contracts (A Type of Derivative)  A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the
  15

  amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.  OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES  Credit Enhancement

  The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

  Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

   Hybrid Instruments

  Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

  Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

  16

  Delayed Delivery Transactions  Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.  Asset Segregation

  In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

  Investment Ratings for Investment-Grade Securities

  The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, an NRSRO, assigns ratings to investment-grade securities (“AAA,” “AA,” “A” and “BBB”) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (“default”) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

   If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

  What are the Specific Risks of Investing in the Fund?

   The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests. The Fund may invest in other types of securities or investments as non-principal investments. Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.
  17

   INTEREST RATE RISKS  Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

  Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.

   Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).  CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. If an issuer defaults, the Fund will lose money.

   Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service, Inc. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.   Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.   Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  18

   LIQUIDITY RISKS   Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.   Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.   OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.  Tax Risks

  In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

  Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

  The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to the AMT.

  Leverage Risks

   Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.   CALL RISKS   Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce
  19

  the security's price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.   SECTOR RISKS   A substantial part of the Fund's portfolio may be comprised of securities issued or credit-enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.   PREPAYMENT RISKS   Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.  For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.

  Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

  Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

  20

   Credit Enhancement Risk   The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.   A single enhancement provider may provide credit enhancement to more than one of the Fund's investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.   Risks Associated with Noninvestment-Grade Securities   Securities rated below investment grade (i.e., noninvestment-grade securities or unrated securities of comparable quality), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund will invest at least 65% of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 35% of its assets.   RISKS RELATED TO THE ECONOMY   Lower-grade bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.   Risks of Investing in Derivative Contracts and Hybrid Instruments   The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not
  21

  be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as interest rate, credit, liquidity and leverage risks.

  What Do Shares Cost?

   CALCULATION OF NET ASSET VALUE  When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the
  22

  class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

  You can purchase, redeem or exchange Shares any day the NYSE is open.

  When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

  In calculating its NAV, the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (“Board”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

   Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Fair Valuation and Significant Events ProceduresThe Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves
  23

  the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

  Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

  The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
   The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European
  24

  markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information - Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

  How is the Fund Sold?

  The Fund offers two Share classes: Institutional Shares and Class A Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Institutional Shares. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.

  The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to Eligible Investors, as described below. In connection with a request to purchase Shares, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, Shares are not available for direct investment by natural persons.

  The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Shares (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):

    An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
    An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
    A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;
    An employer-sponsored retirement plan;
    A trust institution investing on behalf of its trust customers;
    Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008;
    An investor (including a natural person) who acquired Institutional Shares of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
    In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment
  25

      advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

    The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of Shares (see “How to Purchase Shares” below):

      An investor, other than a natural person, purchasing Shares directly from the Fund; and
      In connection with an initial purchase of Shares through an exchange, an investor (including a natural person) who owned Institutional Shares of another Federated fund as of December 31, 2008.
      The Fund may not be a suitable investment for retirement plans. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

    Payments to Financial Intermediaries

    The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

    ACCOUNT ADMINISTRATION FEES

    The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

    RECORDKEEPING FEES

    The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

    NETWORKING FEES

    The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

    26

     ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.  These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

    How to Purchase Shares

     Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?” The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.   Where applicable, the required minimum initial investment for Institutional Shares is generally $1,000,000. There is no required minimum subsequent investment amount. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.  Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

    THROUGH A FINANCIAL INTERMEDIARY

      Establish an account with the financial intermediary; and
    27

        Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
       You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.  Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

      DIRECTLY FROM THE FUND

        Establish your account with the Fund by submitting a completed New Account Form; and
        Send your payment to the Fund by Federal Reserve wire or check.
       You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's Transfer Agent.   An institution may establish an account and place an order by calling the Fund, and the Shares will be priced at the next calculated NAV after the Fund receives the order.  By Wire  To facilitate processing your order, please call the Fund before sending the wire.

      Send your wire to:

        State Street Bank and Trust Company
      Boston, MA
      Dollar Amount of Wire
      ABA Number 011000028
      BNF: 23026552
      Attention: Federated EDGEWIRE
      Wire Order Number, Dealer Number or Group Number
      Nominee/Institution Name
      Fund Name and Number and Account Number        You cannot purchase Shares by wire on holidays when wire transfers are restricted.
      28

      By Check

      Make your check payable to The Federated Funds, note your account number on the check, and send it to:

      The Federated Funds
      P.O. Box 8600
      Boston, MA 02266-8600

      If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

      The Federated Funds
      30 Dan Road
      Canton, MA 02021

      Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

      THROUGH AN EXCHANGE

       You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.  BY SYSTEMATIC INVESTMENT PROGRAM (SIP)  Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.  BY AUTOMATED CLEARING HOUSE (ACH)

      Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

      How to Redeem and Exchange Shares

      You should redeem or exchange Shares:

        through a financial intermediary if you purchased Shares through a financial intermediary; or
        directly from the Fund if you purchased Shares directly from the Fund.

      Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

      29

      THROUGH A FINANCIAL INTERMEDIARY

      Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

      DIRECTLY FROM THE FUND

      By Telephone

      You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

      If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

      By Mail

      You may redeem or exchange Shares by sending a written request to the Fund.

      You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

      Send requests by mail to:

      The Federated Funds
      P.O. Box 8600
      Boston, MA 02266-8600

      Send requests by private courier or overnight delivery service to:

      The Federated Funds
      30 Dan Road
      Canton, MA 02021

      All requests must include:

        Fund Name and Share Class, account number and account registration;
        amount to be redeemed or exchanged;
        signatures of all shareholders exactly as registered; and
        if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

      Call your financial intermediary or the Fund if you need special instructions.

      Signature Guarantees

      Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

        your redemption will be sent to an address other than the address of record;
        your redemption will be sent to an address of record that was changed within the last 30 days;
        a redemption is payable to someone other than the shareholder(s) of record; or
        transferring into another fund with a different shareholder registration.
        A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
      30

      PAYMENT METHODS FOR REDEMPTIONS

      Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

        an electronic transfer to your account at a financial institution that is an ACH member; or
        wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

      Redemption In-Kind

      Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

      LIMITATIONS ON REDEMPTION PROCEEDS

      Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

        to allow your purchase to clear (as discussed below);
        during periods of market volatility;
        when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
        during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
       If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.  In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
        when the NYSE is closed, other than customary weekend and holiday closings;
        when trading on the NYSE is restricted, as determined by the SEC; or
        in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

      You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

      31

      EXCHANGE PRIVILEGE  You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class K Shares. To do this, you must:
        ensure that the account registrations are identical;
        meet any applicable minimum initial investment requirements; and
        receive a prospectus for the fund into which you wish to exchange.

      An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

      Systematic Withdrawal/Exchange Program

       You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.  ADDITIONAL CONDITIONS

      Telephone Transactions

      The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      Share Certificates

      The Fund does not issue share certificates.

      Account and Share Information

      CONFIRMATIONS AND ACCOUNT STATEMENTS

       You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions dividends and capital gains paid.  DIVIDENDS AND CAPITAL GAINS

      The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

      32

      In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

      If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

      If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

       Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders - Source of Distributions” link under “Related Information.”  ACCOUNTS WITH LOW BALANCES

      Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

      TAX INFORMATION

      The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you
      33

      have owned your Shares. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

      FREQUENT TRADING POLICIES

      Given the short-term nature of the Fund's investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

      PORTFOLIO HOLDINGS INFORMATION

       Information concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration) and percentage breakdowns of the portfolio by credit quality and sector.   To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.   You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Products” section of the website. The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
      34

       In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

      Who Manages the Fund?

      The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

       The Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized, separately managed accounts, which totaled approximately $389 billion in assets as of December 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.   The Adviser advises approximately 101 fixed-income and money market mutual funds as well as a variety of customized, separately managed accounts, which totaled approximately $287.2 billion in assets as of December 31, 2009.  PORTFOLIO MANAGEMENT INFORMATION

      Jeff A. Kozemchak

       Jeff A. Kozemchak has been the Fund's Portfolio Manager since October 2000. He is Vice President of the Corporation. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund's Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund's Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and an M.S. in Industrial Administration from Carnegie Mellon University in 1987.  The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

      Advisory Fees

      The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

       A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated September 30, 2010.
      35

      Legal Proceedings  Since February 2004, Federated and related entities (collectively, “Federated”) have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Funds”).   Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

      Financial Information

      FINANCIAL HIGHLIGHTS

      The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

       This information for the fiscal year ended September 30, 2010, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. As described in the Annual Report, the information for the prior years was audited by Ernst & Young LLP, another independent registered public accounting firm, which issued an unqualified opinion.   On May 14, 2010, the Fund's Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2010. On the same date, the Fund's former auditor, Ernst & Young LLP, resigned. See the Fund's Annual Report for further information regarding the change in independent registered public accounting firm.
      36

      Financial Highlights - Institutional Shares

       (For a Share Outstanding Throughout Each Period)
Year Ended September 30	2010[1]	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.02	$9.92	$10.02	$10.05	$10.05
Income From Investment Operations:
Net investment income	0.11	0.26	0.37	0.37	0.33
Net realized and unrealized gain (loss) on investments	0.02	0.10	(0.10)	(0.03)	(0.00)[2]
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.36	0.27	0.34	0.33
Less Distributions:
Distributions from net investment income	(0.11)	(0.26)	(0.37)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.04	$10.02	$9.92	$10.02	$10.05
Total Return[3]	1.26%	3.67%	2.73%	3.47%	3.36%
Ratios to Average Net Assets:
Net expenses	0.35%	0.35%[4]	0.35%[4]	0.35%	0.35%
Net investment income	1.06%	2.25%	3.64%	3.71%	3.26%
Expense waiver/reimbursement[5]	0.37%	0.39%	0.40%	0.45%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,195,878	$875,235	$194,720	$144,092	$159,072
Portfolio turnover	37%	44%	123%	52%	46%
1	Beginning with the year ended September 30, 2010, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.35% and 0.35% for the years ended September 30, 2009 and 2008, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
        Further information about the Fund's performance is contained in the Fund's Annual Report, dated September 30, 2010, which can be obtained free of charge.
      37

      Appendix A: Hypothetical Investment and Expense Information

      The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED MUNICIPAL ULTRASHORT FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 0.72%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$73.54	$10,428.00
2	$10,428.00	$521.40	$10,949.40	$76.69	$10,874.32
3	$10,874.32	$543.72	$11,418.04	$79.97	$11,339.74
4	$11,339.74	$566.99	$11,906.73	$83.39	$11,825.08
5	$11,825.08	$591.25	$12,416.33	$86.96	$12,331.19
6	$12,331.19	$616.56	$12,947.75	$90.68	$12,858.96
7	$12,858.96	$642.95	$13,501.91	$94.57	$13,409.32
8	$13,409.32	$670.47	$14,079.79	$98.61	$13,983.24
9	$13,983.24	$699.16	$14,682.40	$102.83	$14,581.72
10	$14,581.72	$729.09	$15,310.81	$107.24	$15,205.82
Cumulative		$6,081.59		$894.48
       ^
      38

       An SAI dated November 30, 2010, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.   These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

       You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

      Federated Municipal Ultrashort Fund
      Federated Investors Funds
      4000 Ericsson Drive
      Warrendale, PA 15086-7561

      Contact us at FederatedInvestors.com
      or call 1-800-341-7400.

      Federated Securities Corp., Distributor

      Investment Company Act File No. 811-6447

       Cusip 31417P858

      25680 (11/10)

        Federated is a registered mark of Federated Investors, Inc.
      2010  © Federated Investors, Inc.        ^

Federated Municipal Ultrashort Fund
A Portfolio of Federated Fixed Income Securities, Inc.
Statement of Additional Information
November 30, 2010
CLASS A SHARES (TICKER FMUUX) INSTITUTIONAL SHARES (TICKER FMUSX)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectuses for Federated Municipal Ultrashort Fund Class A Shares and Institutional Shares (“Fund”), dated November 30, 2010.
This SAI incorporates by reference the Fund’s Annual Reports. Obtain the Prospectuses or the Annual Reports without charge by calling 1-800-341-7400.
CONTENTS
How is the Fund Organized?	1
Securities in Which the Fund Invests	1
Investment Risks	8
What Do Shares Cost?	10
How is the Fund Sold?	13
Purchases In-Kind	14
Subaccounting Services	14
Redemption In-Kind	14
Account and Share Information	14
Tax Information	15
Who Manages and Provides Services to the Fund?	15
How Does the Fund Measure Performance?	26
Financial Information	27
Investment Ratings	27
Addresses	31
Appendix	32
Federated Municipal Ultrashort Fund Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com or call 1-800-341-7400.
Federated Securities Corp., Distributor
25683 (11/10)
Federated is a registered mark of Federated Investors, Inc. 2010 © Federated Investors, Inc.


      How is the Fund Organized?

       The Fund is a diversified portfolio of Federated Fixed Income Securities, Inc. (“Corporation”). The Corporation is an open-end, management investment company that was established under the laws of the state of Maryland on October 15, 1991. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.   The Board of Directors (“Board”) has established two classes of shares of the Fund, known as Class A Shares and Institutional Shares (“Shares”). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (“Adviser”).

      Securities in Which the Fund Invests

       The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information, in respect of a principal security or other investment referenced in the Prospectus, or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

      Securities Descriptions And Techniques

      Fixed-Income Securities

      Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

      A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

       The following further describes the types of fixed-income securities in which the Fund may invest. This information is either additional information in respect of a principal security described in the Prospectus or a non-principal security (in which case there is no related disclosure in the Prospectus.)

      Inverse Floaters (A Type of Fixed-Income Tax-Exempt Security)

      An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.

      Municipal Leases (A Type of Tax-Exempt Security)

      Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

       The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.   Zero-Coupon Securities (A Type of Fixed-Income Tax-Exempt Security)   Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero-coupon step-up security converts to a coupon security before final maturity.   There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.
      1

       PACs (A Type of Municipal Mortgage-Backed Security)   PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The Companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.       Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)   Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.

      Derivative Contracts

      Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

      Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

      For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

       The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts especially in times of financial stress.   Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

      The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

      Futures Contracts (A Type of Derivative)

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be
      2

      commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

      Interest Rate Futures

      An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as “LIBOR”); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

      Index Futures

      An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

      Security Futures

       A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

      Option Contracts (A Type of Derivative)

      Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

      The Fund may buy and/or sell the following types of options:

      Call Options

       A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. The Fund may use call options in the following ways:
        Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
        Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

      Put Options

      A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

        Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
        Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

      The Fund may also buy or write options, as needed, to close out existing option positions.

      Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

      3

      Swap Contracts (A Type of Derivative)

      A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (“swap”) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

      Interest Rate Swaps

      Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as “LIBOR”) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

      Credit Default Swaps

      A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “Protection Buyer”) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “Protection Seller”) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.

      Total Return Swaps

      A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

      Caps and Floors (A Type of Swap Contract)

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (“Cap”) or below (“Floor”) a certain level in return for a fee from the other party.

      Other Investments, Transactions, Techniques

      Investing In Securities of Other Investment Companies

      The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

      4

      Hedging  Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.  Hybrid Instruments  Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.   Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.   Credit Linked Notes (A Type of Hybrid Instrument)  A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.

      Repurchase Agreements (A Type of Fixed-Income Tax-Exempt Security)

       Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.  The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

      Repurchase agreements are subject to credit risks.

      Reverse Repurchase Agreements (A Type of Fixed-Income Tax-Exempt Security)

       Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
      5

      Inter-Fund Borrowing and Lending Arrangements

      The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

       For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.  Asset Segregation  In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (“net”) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.  The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

      The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.

      The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

      By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

      6

      Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

      Temporary Investments

       The Fund may make temporary investments in taxable fixed-income securities and the following other taxable securities (in addition to taxable repurchase agreement and reverse repurchase agreement investments):  Treasury Securities (A Type of Fixed-Income Security)

      Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

      Bank Instruments (A Type of Fixed-Income Security)

       Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.   Government Securities (A Type of Fixed-Income Security)   Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Federal Financing Bank, Department of Housing and Urban Development, Export-Import Bank and Overseas Private Investment Corporation and the Federal Deposit Insurance Corporation.   Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.   A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include Farm Credit System and Financing Corporation securities.   Investors regard government securities as having low credit risks, but not as low as Treasury securities.   The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce other risks.   Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.   In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae; the Treasury is obligated to provide such financial contributions under the SPAs through 2012. The SPAs impose significant restrictions on the activities of Freddie Mac and Fannie Mae.   The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
      7

       Corporate Debt Securities (A Type of Fixed-Income Security)   Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.   In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.   Commercial Paper (A Type of Corporate Debt Security)   Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.

      Investment Risks

       There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of an additional risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).   Liquidity Risks   Trading opportunities are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.   Prepayment Risks   Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.       Risks of Investing in Derivative Contracts and Hybrid Instruments   The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may
      8

      use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.  Risks Associated with the Investment Activities of Other Accounts

      Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

       Investment Objective (and Policies) and Investment Limitations  The Fund’s investment objective is to provide current income exempt from federal regular income tax. Under normal circumstances, the Fund will invest so that at least 80% of its net assets are in tax-exempt securities or at least 80% of its annual interest income is exempt from federal regular income tax. Only for purposes of compliance with Rule 35d-1, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. The fundamental investment objective and policies may not be changed by the Fund’s Directors without shareholder approval.

      Investment Limitations

      Diversification

      The Fund, with respect to securities comprising 75% of the value of its total assets, will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

      Concentration

       The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (“1940 Act”), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.  Underwriting

      The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

      Investing in Commodities

      The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

      Investing in Real Estate

      The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      Borrowing Money and Issuing Senior Securities

      The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

      9

      Lending

      The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

      The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Illiquid Securities

      The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

      Purchases on Margin

      The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      Pledging Assets

      The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

      For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” For purposes of the concentration limitation, investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

      What Do Shares Cost?

      A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

      In calculating its NAV, the Fund generally values investments as follows:

        Equity securities listed on a U.S. securities exchange or traded through the United States national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
        Other equity securities traded primarily in the U.S. are valued based upon the mean of closing bid and asked quotations from one or more dealers.
        Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
      10

        Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
        Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below.
        Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
        OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
        Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

      If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

       Noninvestment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.  The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

      Amortized Cost Values

      Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

      Fair Valuation and Significant Events Procedures

      The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

       Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
      11

      Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts.

      Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

      The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

      Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

      Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

        With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
        With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
        Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
        Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

      The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

      For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.

      12

      How is the Fund Sold?

      Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

      Rule 12b-1 Plan (Class A Shares)

       As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing Prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.  In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

      The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

       For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.  Additional Payments To Financial Intermediaries  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.  The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

      Supplemental Payments

       The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  Processing Support Payments  The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.  Retirement Plan Program Servicing Payments  The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
      13

      Other Benefits to Financial Intermediaries  From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.   The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.  UNDERWRITING COMMISSIONS  The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended September 30:
	2010		2009		2008
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$162,809	$0	$282,597	$0	$48,608	$0

      Purchases In-Kind

      You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

      Subaccounting Services

      Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.

      Redemption In-Kind

      Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

      Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

      Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

      Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

      Account and Share Information

      Voting Rights

      Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

      All shares of the Corporation have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

      14

      Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation’s outstanding Shares of all series entitled to vote.

      As of November 1, 2010, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: UBS WM USA, Jersey City, NJ, owned approximately 45,014,649 Shares (23%); First Clearing, LLC, St. Louis, MO, owned approximately 33,849,357 Shares (17.30%); Citigroup Global Markets, Inc., New York, NY, owned approximately 28,905,035 Shares (14.77%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 16,424,220 Shares (8.39%); Pershing LLC, Jersey City, NJ, owned approximately 12,808,805 Shares (6.54%) and MLPF&S, Jacksonville, FL, owned approximately 9,986,629 Shares (5.10%).

      As of November 1, 2010, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: First Clearing, LLC, St. Louis, MO, owned approximately 13,800,523 Shares (11.54%); Mechanics Bank, Richmond, CA, owned approximately 10,975,291 Shares (9.18%); Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 7,984,266 Shares (6.67%); Citigroup Global Markets Inc., New York, NY, owned approximately 6,945,238 Shares (5.81%), and Calhoun & Co., Detroit, MI, owned approximately 6,756,195 Shares (5.65%).

      Tax Information

      Federal Income Tax

      The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

      The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by the Fund.

      The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

      Who Manages and Provides Services to the Fund?

      Board of Directors

      The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised two portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

      As of November 1, 2010, the Fund’s Board and Officers as a group owned less than 1% of each Class of the Fund’s outstanding Shares.

      qualifications of Independent Directors

      Individual Director qualifications are noted in the “Independent Directors Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Director and will be considered for any Nominee Director.

        Outstanding skills in disciplines deemed by the Independent Directors to be particularly relevant to the role of Independent Director and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
        Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 73 years.
        No conflicts which would interfere with qualifying as independent.
        Appropriate interpersonal skills to work effectively with other Independent Directors.
        Understanding and appreciation of the important role occupied by Independent Directors in the regulatory structure governing regulated investment companies.
      15

          Diversity of background.

        Interested Directors Background and Compensation

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
        Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

        Independent Directors Background, Qualifications and Compensation

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Director Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor of Theology, Blessed Edmund Rice School for Pastoral Ministry. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation. Qualifications: Business management and director experience.	$2,335.89	$225,000
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services). Previous Position: Partner, Andersen Worldwide SC. Qualifications: Public accounting and director experience.	$2,569.48	$247,500
        16

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
        Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
        Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
	Qualifications: Business management and director experience.	$2,335.89	$225,000
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
        Other Directorships Held: Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
        Previous Position: Pennsylvania Superior Court Judge.
	Qualifications: Legal and director experience.	$2,335.89	$103,942.45
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: October 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
        Other Directorships Held: Board of Overseers, Babson College.
        Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
	Qualifications: Business management, mutual fund services and director experience.	$3,218.35	$310,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
        Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
	Qualifications: Banking, business management, public accounting and director experience.	$2,627.89	$253,125
        17

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: November 2007	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
        Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
        Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
	Qualifications: Legal, government, business management and mutual fund director experience.	$2,335.89	$222,527.36
Thomas M. O’Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
        Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.
        Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
	Qualifications: Business management, mutual fund, director and investment experience.	$2,569.48	$241,875
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	$2,569.48	$247,500
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation. Qualifications: Business management, education and director experience.	$2,335.89	$225,000
        18

        OFFICERS**

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Executive Vice President and Secretary Began serving: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 Senior Vice President and Chief Compliance Officer Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mary Jo Ochson Birth Date: September 12, 1953 Chief Investment Officer Began serving: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and holds a Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.
Jeff A. Kozemchak Birth Date: January 15, 1960 Vice President Began serving: November 1998	Principal Occupations: Jeff A. Kozemchak has been the Fund’s Portfolio Manager since October 2000. He is Vice President of the Fund. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of the Fund’s Adviser since 1999. He was a Portfolio Manager until 1996 and a Vice President of the Fund’s Adviser from 1993 to 1998. Mr. Kozemchak has received the Chartered Financial Analyst designation and holds an M.S. in Industrial Administration from Carnegie Mellon University in 1987.

**	Officers do not receive any compensation from the Fund.

        In addition, the Fund has appointed an Anti-Money-Laundering Compliance Officer.

        BOARD LEADERSHIP STRUCTURE

        As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Director) with the Fund.

        19

        Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Corporation in such manner as the Executive Committee shall deem to be in the best interests of the Corporation. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue Shares or recommend to shareholders any action requiring shareholder approval.	Three
Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.	Six
Nominating	John T. Conroy, Jr. Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will	The Nominating Committee, whose members consist of all Independent Directors, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Directors, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Director,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One

        BOARD’S ROLE IN RISK OVERSIGHT

        The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated’s Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.

        On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated’s Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

        20

        Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2009
Interested Board Member Name	Dollar Range of Shares Owned in Federated Municipal Ultrashort Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Independent Board Member Name
John T. Conroy, Jr.	None	Over $100,000
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	$50,001 - $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	Over $100,000
Thomas M. O’Neill	None	$50,001 - $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	Over $100,000

        Investment Adviser

        The Adviser conducts investment research and makes investment decisions for the Fund.

        The Adviser is a wholly owned subsidiary of Federated.

        The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Corporation.

        Portfolio Manager Information

        The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year.

Other Accounts Managed by Jeff Kozemchak	Total Number of Other Accounts Managed/Total Assets*
Registered Investment Companies	11 Funds/$8,611 Million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.

        Dollar value range of Shares owned in the Fund: none.

        Jeff A. Kozemchak is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

        IPP is measured on a rolling one, three and five calendar year, pre-tax gross total returns basis versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Kozemchak is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

        21

        The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

        In addition, Jeff A. Kozemchak was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

        As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

        Services Agreement

        Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

        Other Related Services

        Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

        Code Of Ethics Restrictions On Personal Trading

        As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

        Voting Proxies On Fund Portfolio Securities

        The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

        Proxy Voting Policies

        The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

        The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

        On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

        On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

        22

        On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

        On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

        The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

        In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

        Proxy Voting Procedures

        The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

        Conflicts of Interest

        The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

        The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser
        23

        voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

        If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

        Proxy Voting Report

        A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products,” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

        Portfolio Holdings Information

        Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, portfolio profile statistics (such as weighted average effective maturity and weighted average effective duration) and percentage breakdowns of the portfolio by credit quality and sector.

        To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

        You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

        The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

        Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

        The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to
        24

        receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

        Brokerage Transactions And Investment Allocation

        When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

        Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions and trading for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made and conducted independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

        Administrator

        Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

        The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

        FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

        Custodian

        State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

        Transfer Agent And Dividend Disbursing Agent

        State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

        Independent Registered Public Accounting Firm

        The independent registered public accounting firm for the Fund conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

        For the fiscal year ended September 30, 2010, the independent registered public accounting firm for the Fund was KPMG LLP. On May 14, 2010, the Fund’s Board, upon recommendation of the Audit Committee, appointed KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2010. On the same date, the Fund’s former auditor, Ernst & Young LLP, resigned. See the Fund’s Annual Report for further information regarding the change in independent registered public accounting firm.

        25

        Fees Paid by the Fund for Services
For the Year Ended September 30	2010	2009	2008
Advisory Fee Earned	$20,077,479	$9,011,784	$2,261,336
Advisory Fee Reduction	$12,182,582	$5,772,341	$1,503,116
Administrative Fee	$2,546,494	$1,142,994	$286,917
12b-1 Fee:
Class A Shares	$4,622,882	$ —	$ —
Shareholder Services Fee:
Class A Shares	$5,769,720	$ —	$ —

        Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.

        How Does the Fund Measure Performance?

        The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

        Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares’ expenses; and various other factors.

        Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

        Average Annual Total Returns and Yield

        Total returns are given for the one-year, five-year and start of performance periods ended September 30, 2010.

        Yield and tax-equivalent yield is given for the 30-day period ended September 30, 2010.

	30-Day Period	1 Year	5 Years	Start of Performance on 10/24/2000
Class A Shares:
Total Return
Before Taxes	N/A	(1.16)%	2.01%	2.13%
After Taxes on Distributions	N/A	(1.16)%	2.01%	2.13%
After Taxes on Distributions and Sale of Shares	N/A	(0.55)%	2.07%	2.14%
Yield	0.33%	N/A	N/A	N/A
Tax-Equivalent Yield	0.51%	N/A	N/A	N/A
Institutional Shares:
Total Return
Before Taxes	N/A	1.26%	2.90%	2.78%
After Taxes on Distributions	N/A	1.26%	2.90%	2.78%
After Taxes on Distributions and Sale of Shares	N/A	1.19%	2.90%	2.77%
Yield	0.78%	N/A	N/A	N/A
Tax-Equivalent Yield	1.20%	N/A	N/A	N/A

        Total Return

        Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

        26

        The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

        Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

        Yield and Tax-Equivalent Yield

        The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

        To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

        Financial Information

        The Financial Statements for the Fund for the fiscal year ended September 30, 2010, are incorporated herein by reference to the Annual Reports to Shareholders of Federated Municipal Ultrashort Fund dated September 30, 2010.

        Investment Ratings

        STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS

        AAA - Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA - Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A - High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB - Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        BB - Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B - Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

        D - In payment default. The “D” rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

        27

        MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS

        Aaa - Bonds and preferred stock which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds and preferred stock which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

        A - Bonds and preferred stock which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds and preferred stock which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds and preferred stock which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds and preferred stock which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds and preferred stock which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds and preferred stock which are rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

        C - Bonds and preferred stock which are rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        NR - Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated “A-1” or “P-1.”

        NR(1) - The underlying issuer/obligor/guarantor has other outstanding debt rated “AAA” by S&P or “Aaa” by Moody’s.

        NR(2) - The underlying issuer/obligor/guarantor has other outstanding debt rated “AA” by S&P or “Aa” by Moody’s.

        NR(3) - The underlying issuer/obligor/guarantor has other outstanding debt rated “A” by S&P or Moody’s.

        FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

        AAA - Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

        AA - Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

        A - High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

        BBB - Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        BB - Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

        B - Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

        28

        MOODY’S COMMERCIAL PAPER RATINGS

        Prime-1 - Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 - Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        S&P COMMERCIAL PAPER RATINGS

        A-1 - A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

        FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

        F-1 - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

        F-2 - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

        A.M. BEST LONG-TERM DEBT RATINGS

        An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

        aaa - Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

        aa - Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

        a - Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

        bbb - Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

        bb - Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

        b - Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

        ccc, cc, c - Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

        d - In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

        Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

        A.M. BEST SHORT-TERM DEBT RATINGS

        An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

        29

        AMB-1+ - Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

        AMB-1 - Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

        AMB-2 - Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

        AMB-3 - Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

        AMB-4 - Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

        d - In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

        A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

        A.M. BEST RATING OUTLOOK

        A.M. Best Credit Ratings (“aaa” to “c”) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

        Positive - Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

        Negative - Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

        Stable - Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

         ^
        30

        Addresses

        Federated Municipal Ultrashort Fund

        Class A Shares
        Institutional Shares

        Federated Investors Funds
        4000 Ericsson Drive
        Warrendale, PA 15086-7561

        Distributor

        Federated Securities Corp.
        Federated Investors Tower
        1001 Liberty Avenue
        Pittsburgh, PA 15222-3779

        Investment Adviser

        Federated Investment Management Company
        Federated Investors Tower
        1001 Liberty Avenue
        Pittsburgh, PA 15222-3779

        Custodian, Transfer Agent and Dividend Disbursing Agent

        State Street Bank and Trust Company
        P.O. Box 8600
        Boston, MA 02266-8600

        Independent Registered Public Accounting Firm

         KPMG LLP
        Two Financial Center
        60 South Street
        Boston, MA 02111
        31

        Appendix

        The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

        Custodian

        State Street Bank and Trust Company

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM   KPMG LLP

        Legal Counsel

        Dickstein Shapiro LLP
        K& L Gates
        Reed Smith LLP

        Service Providers

        Abel Noser Corp.
        Aegon Institutional Markets
        Ashland Partners & Company LLP
        Astec Consulting Group, Inc.
        Bank of America
        Barclay’s Capital Inc.
        BBH (Brown Brothers Harriman) Infomediary
        Bloomberg L.P.
        Charles River
        Citibank, NA
        Computershare, Inc.
        Eagle Investment Company
        Edward Jones
        FactSet
        Fidelity
        Financial Models Company LTD
        Glass Lewis
        Institutional Shareholder Services
        J.P. Morgan Chase & Co.
        Options Clearing Corp. (OCC)
        RiskMetrics
        StatPro Group Plc
        SunGard
        Vintage Filings
        Wachovia Bank, National Association/Metropolitan West Securities LLC/MetWest Financials
        Wilshire Associates, Inc.
        XSP (Xcitek Solutions Plus)

        Security Pricing Services

        FRI Corp.
        FT Interactive Data
        Interactive Data Corporation
        Pricing Direct
        Reuters LPC
        Thomson Reuters

        32

        Ratings Agencies

        Fitch, Inc.
        Moody’s Investors Service
        Standard & Poor’s
        Standard & Poor’s Fund Services
        Standard & Poor’s Rating Services

        Performance Reporting/Publications

        Aegon Institutional Markets
        Emerging Market Funds Research, Inc
        Fidelity Strategic Advisers
        iMoneyNet, Inc.
        Lipper
        Morningstar Associates
        MSCI Barra
        NASDAQ
        Vickers Stock Research

        Other

        Chicago Mercantile Exchange
        Investment Company Institute
        Whitney Capital Group LLC

        33

        Item 28.  Exhibits

(a)
1	Conformed copy of Articles of Incorporation of the Registrant;	(1)
2	Conformed copy of Amendment Nos. 1,2,3,4, and 5	(12)
3	Conformed copy of Amendment No. 6	(21)
4	Conformed copy of Amendment No. 7	(21)
5	Conformed copy of Amendment Nos. 8,9,10,11,12,13,14 and 15	(22)
6	Conformed copy of Amendment No. 16	(23)
7	Conformed copies of Amendments Nos. 20-21	(34)

(b)
1	Copy of By-Laws of the Registrant;	(1)
2	Copy of Amendment Nos. 1,2,3 and 4	(21)
3	Copy of Amendment No. 5	(26)
4	Copy of Amendment No. 6	(27)
5	Copy of Amendment No. 7	(29)
6	Copy of Amendment No. 8	(30)
7	Copy of Amendment No. 9	(31)

(c)
1	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant;	(1)
2	Federated Limited Term Fund-Class A Shares and Class F Shares;	(18)
3	Federated Limited Term Municipal Fund – Class A Shares and Class F Shares;	(18)
4	Federated Strategic Income Fund – Class A Shares, Class B Shares, Class C Shares and Class F Shares;	(18)
5	As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)
1	Conformed copy of Investment Advisory Contract of the Registrant with attached Exhibits A and B;	(7)
2	Conformed copy of Exhibit C to Investment Advisory Contract of the Registrant;	(12)
3	Conformed copy of Exhibit D to Investment Advisory Contract of the Registrant;	(9)
4	Conformed copy of Exhibit E to Investment Advisory Contract of the Registrant;	(10)
5	Conformed copy of Exhibit F to Investment Advisory Contract of the Registrant;	(23)
6	Conformed copy of Limited Power of Attorney to Investment Advisory Contract of the Registrant;	(23)
7	Conformed copy of Amendment to Investment Advisory Contract between the registrant and Federated Investment Management Company;	(24)

(e)
1	Conformed copy of Distributor's Contract of the Registrant through and including Exhibits A-I;	(14)
2	Conformed copy of Exhibit J to Distributor’s Contract of the Registrant;	(18)
3	Conformed copy of Distributor's Contract of the Registrant (Class B Shares);	(20)
4	Conformed copy of Exhibit K to Distributor's Contract of the Registrant;	(23)
5	Conformed copy of Exhibit L to Distributor's Contract of the Registrant;	(23)
6
        The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (Files Nos. 33-38550 and 811-6269)

7	Conformed copy of Amendment to Distributor’s Contract between Federated funds with Class B Shares and Federated Securities Corp.;	(24)
8	Amendment to Distributor’s Contract between Federated Fixed Income Securities, Inc. and Federated Securities Corp.;	(27)
9	Conformed copy of Exhibit M to the Distributor’s contract of the Registrant;	(34)
10	Conformed copy of Amendment 1 to Exhibit I to the Distributor’s Contract of the Registrant;	(35)

(f)	Not applicable

(g)
1	Conformed copy of Custodian Agreement of the Registrant;	(17)
2	Conformed copy of Custodian Fee Schedule;	(19)
3	Conformed copy of Amendment to Custodian Agreement;	(34)

(h)
1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement;	(21)
2
        The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

3
        The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

4
        The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004.  (File Nos. 33-50773 and 811-7115);

5	Conformed copy of Principal Shareholder Servicer's Agreement (Class B Shares);	(20)
6	Conformed copy of Shareholder Services Agreement (Class B Shares);	(20)
7	The responses described in Item 22 (e)(vi) are hereby incorporated by reference.
8
        On behalf of Federated Strategic Income Fund, the Registrant hereby incorporates the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A filed with the Commission on March 25, 1996. (File Nos. 2-75670 and 811-3375);

9	Amendment to Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement between Federated Investment Companies and Federated Services Company;	(24)
10
        The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item (h)(vii) of the Cash Trust Series,  Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

11
        The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

12
        The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309);

13
        The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);

14
        The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006. (File Nos. 33-60411 and 811-07309);

15	Conformed copy of Financial Administration and Accounting Services Agreement;	(34)
16	Conformed copy of the Second Amended and Restated Services Agreement with Attached Schedule 1;	(34)
17	Conformed copy of Agreement for Administrative Services;	(34)
35	Conformed copy of Amendment to Transfer Agency and Service Agreement;	(36)

(i)	Conformed copy of Opinion and Consent of Counsel as to the legality of shares being registered;	(15)

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm Ernst & Young LLP;	(+)
2	Conformed copy of Consent of Independent Registered Public Accounting Firm KPMG LLP;	(+)

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding;	(2)

(m)
1	Conformed copy of Distribution Plan including Exhibits A through E;	(29)
2	The responses described in Item 23 (e)(vi) are hereby incorporated by reference.
	Conformed copy of Exhibit 1 and Schedule A of the Distribution Plan for the Registrant’s Class B Shares;	(20)
	Conformed copy of Amendment 1 to Exhibit E to the Distribution Plan of Registrant;	(35)

(n)
1
        The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Equity Income Fund Registration Statement on Form N-1A, filed with the Commission on January 27, 2006. (File Nos. 33-6901 and 811-4743)

2
        The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)

3	Copy of the Multiple Class Plan with attached Exhibits;	(34)
4	Copy of Multiple Class Plan with Attached Exhibits;	(35)
5	Copy of Multiple Class Plan with Attached Exhibits;	(36)
6	Copy of Institutional Shares Exhibit to Multiple Class Plan;	(37)
7	Copy of Class A Shares Exhibit to Multiple Class Plan	(39)
8	Copy of Class B Shares Exhibit to Multiple Class Plan	(39)
9	Copy of Class C Shares Exhibit to Multiple Class Plan	(39)
10	Copy of Class F Shares Exhibit to Multiple Class Plan	(39)
11	Copy of Institutional Shares Exhibit to Multiple Class Plan	(39)
12	Copy of Class A Shares Exhibit to Multiple Class Plan, revised 1/15/10;	(40)
13	Copy of Class B Shares Exhibit to Multiple Class Plan, revised 12/1/09;	(40)
14	Copy of Class C Shares Exhibit to Multiple Class Plan, revised 12/14/09;	(40)
15	Copy of Class F Shares Exhibit to Multiple Class Plan, revised 12/1/09;	(40)
16	Copy of Institutional Shares Exhibit to Multiple Class Plan, revised 12/1/09;	(40)
17	Copy of Class A Shares Exhibit to Multiple Class Plan; revised 9/1/10;	(+)
18	Copy of Institutional Shares Exhibit to Multiple Class Plan; revised 9/1/10;	(+)
19	Copy of Class B Shares Exhibit to Multiple Class Plan; revised 6/30/10;	(+)

(o)
1	Conformed copy of Power of Attorney of the Registrant;	(25)
2	Conformed copy of Power of Attorney of the Chief Investment Officer of the Registrant;	(23)
3	Conformed copy of Power of Attorney of the Treasurer of the Registrant;	(31)
4	Conformed copy of Power of Attorney of a Director of the Registrant;	(31)
5	Conformed copy of Power of Attorney of Directors of the Registrant	(32)
6	Conformed copy of Power of Attorney of Director of the Registrant;	(35)
7	Conformed copy of Power of Attorney of Director of the Registrant;	(38)

(p)
1
        The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A filed with the Commission on February 26, 2004. (File Nos. 33-31602 and 811-5950).

2
        The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/2005, from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A, filed with the Commission on February 25, 2005.  (File Nos. 33-31602 and 811-5950);

3	The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 10/1/2008;	(38)
4	The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 9/1/2010;	(+)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-43472 and 811-6447)
1	Initial Registration Statement filed October 23, 1991.
2	Pre-Effective Amendment No. 1 filed December 19, 1991.
7	PEA No. 5 filed October 21, 1993.
9	PEA No. 7 filed December 14, 1993.
10	PEA No. 11 filed April 4, 1994.
12	PEA No. 12 filed July 26, 1994.
14	PEA No. 13 filed September 21, 1994
15	PEA No. 15 filed January 27, 1995.
17	PEA No. 18 filed January 26, 1996.
18	PEA No. 20 filed January 28, 1997.
19	PEA No. 21 filed November 25, 1997.
20	PEA No. 22 filed January 28, 1998.
21	PEA No. 23 filed December 1, 1998.
22	PEA No. 25 filed January 28, 2000.
23	PEA No. 27 filed January 31, 2001.
24	PEA No. 28 filed November 26, 2001.
25	PEA No. 30 filed November 25, 2002.
26	PEA No. 31 filed January 29, 2003.
27	PEA No. 32 filed November 26, 2003.
28	PEA No. 35 filed January 2, 2004.
29	PEA No. 36 filed November 18, 2004.
30	PEA No. 39 filed November 28, 2005.
31	PEA No. 40 filed January 27, 2006.
32	PEA No. 41 filed November 28, 2006.
33	PEA No. 44 filed on January 26, 2007.
34	PEA No. 45 filed on November 16, 2007.
35	PEA No. 47 filed on January 28, 2008.
36	PEA No. 48 filed on November 25, 2008.
37	PEA No. 49 filed on January 29, 2009
38	PEA No. 50 filed on September 25, 2009
39	PEA No. 52 filed on November 30, 2009
40	PEA No. 54 filed on January 29, 2010

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
(2)

Item 31 Business and Other Connections of Investment Adviser:
        For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and four of the Officers of the Investment Adviser are included in Part B of this Registration Statement under “Who Manages and Provides Services to the Fund?”  The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are:  Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE  19899-2305.  The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.  These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the Investment Adviser are:
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:
        Todd Abraham
        J. Scott Albrecht
        Joseph M. Balestrino
        Randall S. Bauer
        Jonathan C. Conley
        Mark E. Durbiano
        Donald T. Ellenberger
        Susan R. Hill
        Jeffrey A. Kozemchak
        Mary Jo Ochson
        Ihab Salib
        Paige Wilhelm

Vice Presidents:
        G. Andrew Bonnewell
        Hanan Callas
        Jerome Conner
        James R. Crea, Jr.
        Karol Crummie
        Lee R. Cunningham, II
        B. Anthony Delserone, Jr.
        Bryan Dingle
        William Ehling
        Ann Ferentino
        Eamonn G. Folan
        Richard J. Gallo
        John T. Gentry
        Kathryn P. Glass
        Patricia L. Heagy
        William R. Jamison
        Nathan H. Kehm
        John C. Kerber
        J. Andrew Kirschler
        Tracey Lusk
        Marian R. Marinack
        Natalie F. Metz
        Joseph M. Natoli
        Gene Neavin
        Bob Nolte
        Mary Kay Pavuk
        Jeffrey A. Petro
        John Polinski
        Rae Ann Rice
        Brian Ruffner
        Roberto Sanchez-Dahl, Sr.
        John Sidawi
        Michael W. Sirianni, Jr.
        Christopher Smith
        Kyle Stewart
        Mary Ellen Tesla
        Timothy G. Trebilcock
        Nicholas S. Tripodes
        Paolo H. Valle
        Stephen J. Wagner
        Mark Weiss
        George B. Wright

Assistant Vice Presidents:	Jason DeVito Timothy Gannon James Grant Ann Kruczek Christopher McGinley Ann Manley Keith Michaud Karl Mocharko Joseph Mycka Liam O’Connell Tom Scherr Chris Wu
Secretary:	G. Andrew Bonnewell
Treasurer:	Thomas R. Donahue
Assistant Treasurer:	Denis McAuley, III
Chief Compliance Officer:	Brian P. Bouda

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Cash Trust Series, Inc.
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Allocation Portfolios
Federated Managed Pool Series
Federated MDT Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Stock and Bond Fund
Federated MDT Stock Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust
(b)

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Thomas E. Territ
Vice President and Director:	Peter J. Germain
Treasurer and Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Solon A. Person, IV Paul Uhlman
Senior Vice Presidents:
        Michael Bappert
        Richard W. Boyd
        Bryan Burke
        Charles L. Davis, Jr.
        Laura M. Deger
        Peter W. Eisenbrandt
        Theodore Fadool, Jr.
        Bruce E. Hastings
        James M. Heaton
        Harry J. Kennedy
        Michael Koenig
        Anne H. Kruczek
        Amy Michaliszyn
        Richard C. Mihm
        Keith Nixon
        Brian S. Ronayne
        John Staley
        Colin B. Starks
        F. Andrew Thinnes
        Robert F. Tousignant
        William C. Tustin

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
        Irving Anderson
        Marc Benacci
        Dan Berry
        Bill Boarts
        John B. Bohnet
        Edward R. Bozek
        Jane E. Broeren-Lambesis
        Edwin J. Brooks, III
        Mark Carroll
        Dan Casey
        Scott Charlton
        Steven R. Cohen
        James Conely
        Kevin J. Crenny
        G. Michael Cullen
        Beth C. Dell
        Donald C. Edwards
        Timothy Franklin
        Jamie Getz
        Scott Gundersen
        Dayna C. Haferkamp
        Raymond J. Hanley
        Vincent L. Harper, Jr.
        Scott A. Holick
        Jeffrey S. Jones
        Patrick Kelly
        Matthew Khan
        Ed Koontz
        Jerry L. Landrum
        David M. Larrick
        Christopher A. Layton
        Michael H. Liss
        Michael R. Manning
        Michael Marcin
        Diane Marzula
        Martin J. McCaffrey
        Mary A. McCaffrey
        Joseph McGinley
        Vincent T. Morrow
        John C. Mosko
        Doris T. Muller
        Alec H. Neilly
        Rebecca Nelson
        Ted Noethling
        John A. O’Neill
        James E. Ostrowski
        Stephen Otto
        Mark Patsy
        Rich Paulson
        Chris Prado
        Josh Rasmussen
        Richard A. Recker
        Diane M. Robinson
        Timothy A. Rosewicz

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
        Eduardo G. Sanchez
        Robert E. Savarese, Jr.
        Thomas S. Schinabeck
        Leland T. Scholey
        Peter Siconolfi
        Edward L. Smith
        Peter Smith
        Jack L. Streich
        Mark Strubel
        Jonathen Sullivan
        Michael Vahl
        David Wasik
        G. Walter Whalen
        Stephen White
        Lewis Williams
        Littell L. Wilson
        Edward J. Wojnarowski
        Michael P. Wolff
        Erik Zettlemayer
        Paul Zuber

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Assistant Vice Presidents:	Robert W. Bauman Mary Ellen Coyne Dino Giovannone Chris Jackson William Rose
Secretary:	C. Todd Gibson
Assistant Treasurer:	Lori A. Hensler Richard A. Novak
Chief Compliance Officer:	Brian P. Bouda

(c)	Not Applicable

Item 33 Location of Accounts and Records:
        All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant
        Reed Smith LLP
        Investment Management Group (IMG)
        Reed Smith Centre
        225 Fifth Avenue
        Suite 1200
        Pittsburgh, PA  15222
        (Notices should be sent to the Agent for Service at above address)
        Federated Investors Funds
        4000 Ericsson Drive
        Warrendale, PA  15086

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

        SIGNATURES
        Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED FIXED INCOME SECURITIES, INC., has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 24th day of November, 2010.

FEDERATED FIXED INCOME SECURITIES, INC.
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:
NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	November 24, 2010
John F. Donahue *	Director
J. Christopher Donahue *	President and Director(Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
John T. Conroy, Jr.*	Director
Nicholas P. Constantakis*	Director
John F. Cunningham*	Director
Maureen Lally-Green*	Director
Peter E. Madden*	Director
Charles F. Mansfield, Jr.*	Director
R. James Nicholson*	Director
Thomas O’Neill*	Director
John S. Walsh*	Director
James F. Will*	Director
*By Power of Attorney